NOVEMBER 2021 • NYSE: APLE INVESTOR PRESENTATION Exhibit 99.1

COVER PHOTOS: ALOFT, PORTLAND, ME; HILTON GARDEN INN, MEMPHIS, TN; HAMPTON INN & SUITES, ATLANTA, GA; HILTON GARDEN INN, DENVER, CO 2 RESIDENCE INN, BURBANK, CA Certain statements made in this presentation are forward-looking statements, including statements regarding the impact to Apple Hospitality REIT, Inc.’s (the “Company,” “Apple Hospitality,” “Apple” or “APLE”) business and financial condition from, and measures being taken in response to, the COVID-19 pandemic. These forward-looking statements include statements regarding our intent, belief or current expectations and are based on various assumptions. These statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. Forward-looking statements may include, but are not limited to, statements regarding net asset value and potential trading prices. Words such as “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “may,” “will,” “would,“ “outlook,” “strategy,” “targets,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or outcomes may differ materially from those contemplated by the forward-looking statement. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or reverse any forward-looking statement to reflect changed assumptions or the occurrence of unanticipated events or changes to future operating results, unless required to do so by law. Currently, one of the most significant factors that could cause actual outcomes to differ materially from the Company’s forward-looking statements continues to be the adverse effect of COVID-19, including resurgences and variants, on the Company’s business, financial performance and condition, operating results and cash flows, the real estate market and the hospitality industry specifically, and the global economy and financial markets generally. The significance, extent and duration of the continued impacts caused by the COVID-19 outbreak on the Company will depend on future developments, which are highly uncertain and cannot be predicted with confidence at this time, including the scope, severity and duration of the pandemic, the extent and effectiveness of the actions taken to contain the pandemic or mitigate its impact, the speed of the vaccine distribution, the efficacy, acceptance and availability of vaccines, the duration of associated immunity and efficacy of the vaccines against variants of COVID-19, the potential for additional hotel closures/consolidations that may be mandated or advisable, whether based on increased COVID-19 cases, new variants or other factors, the slowing or potential rollback of “reopenings” in certain states, and the direct and indirect economic effects of the pandemic and containment measures, among others. Moreover, investors are cautioned to interpret many of the risks identified under the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 as being heightened as a result of the ongoing and numerous adverse impacts of COVID-19. Additional factors include, but are not limited to, the ability of Apple Hospitality to effectively acquire and dispose of properties and redeploy proceeds; the ability of the Company to fund capital obligations; the ability of Apple Hospitality to successfully integrate recent and pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; reduced business and leisure travel due to travel-related health concerns, including the widespread outbreak of COVID-19 or an increase in COVID-19 cases or any other infectious or contagious diseases in the U.S. or abroad; adverse changes in the real estate and real estate capital markets; financing risks; changes in interest rates; litigation risks; regulatory proceedings or inquiries; changes in laws or regulations or interpretations of current laws and regulations that impact Apple Hospitality’s business, assets or classification as a real estate investment trust; or other risks detailed in filings made by Apple Hospitality with the Securities and Exchange Commission (“SEC”). Although Apple Hospitality believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by Apple Hospitality or any other person that the results or conditions described in such statements or the objectives and plans of Apple Hospitality will be achieved.

COMPANY PROFILE & PROVEN INVESTMENT STRATEGY Note: Hotel portfolio statistics as of November 4, 2021. Market categorization based on STR designation. Average Effective Age represents years since hotels were built or last renovated. Average actual age of hotels is 14 years. The Tripadvisor® rating is based on lifetime scores for the Apple Hospitality portfolio of hotels through September 30, 2021. Net Total Debt to Total Capitalization calculation based on (as of September 30, 2021) total debt outstanding, net of cash and cash equivalents (“net total debt outstanding”), divided by net total debt outstanding plus equity market capitalization based on the Company’s closing share price of $15.73 and outstanding common shares. Based on hotels owned as of September 30, 2021. 216 HOTELS Scale Ownership of Upscale, Rooms-Focused Hotels Strong, Flexible Balance Sheet(2) 5 yrs AVERAGE EFFECTIVE AGE 28,235 GUEST ROOMS 27% NET TOTAL DEBT TO TOTAL CAPITALIZATION 35 STATES Broad Geographic Diversification 16 MANAGEMENT COMPANIES Industry-Leading Brands and Operators 99% ROOMS-FOCUSED 85 MARKETS Consistent Reinvestment(1) 15 BRANDS 4.3 AVERAGE TRIPADVISOR® RATING 187 HOTELS UNENCUMBERED 3

VALUES Hospitality – We are thoughtful in our interactions with others and know that strong, caring relationships are the core of our industry. Resolve – We are passionate about the work we do and are steadfast in our commitment to our shareholders. Excellence – We are driven to succeed and improve through innovation and perseverance. Integrity – We are trustworthy and accountable. Teamwork – We support and empower one another, embracing diversity of opinion and background. We are a leading real estate investment company committed to increasing shareholder value through the distribution of attractive dividends and long-term capital appreciation. MISSION Average executive tenure with the Apple REIT Companies is 14 years Established and operated 8 public hospitality REITs Raised and invested approximately $7 billion in hotel assets Purchased 443 hotels Purchased as many as 74 hotels in a single year through individual hotel and small portfolio transactions Managed over $925 million in CapEx and renovation spending Sold 4 REITs in 3 transactions totaling $2.7 billion Merged 3 REITs and listed Company on NYSE Completed $1.3 billion Apple REIT Ten merger Representation on over 30 brand and industry advisory boards and councils MANAGEMENT TEAM WITH DEEP INDUSTRY EXPERIENCE OVER MULTIPLE HOTEL CYCLES 4 HAMPTON INN & SUITES, CAPE CANAVERAL, FL RESIDENCE INN, SEATTLE, WA HOME2 SUITES, ATLANTA, GA

KEY TAKEAWAYS 5 THIRD QUARTER 2021 PERFORMANCE UPDATE Strongest quarterly operational results since beginning of pandemic with ADR exceeding third quarter 2019 ADR Performance driven by mix of leisure and business demand, consisting of both transient and small group bookings Adjusted Hotel EBITDA Margin of 38%, an increase of 40 bps over third quarter 2019 without full recovery to third quarter 2019 RevPAR Sold 20-hotel portfolio for $211 million, redeploying proceeds into newer, higher-returning assets During and subsequent to the third quarter, acquired four hotels for $186 million with four additional hotels under contract for $205 million Successfully exited the Extended Covenant Waiver Period, providing additional flexibility for strategic capital allocation PORTFOLIO POSITIONED FOR OUTPERFORMANCE Select-service hotels franchised with industry-leading brands have proven appeal with broadest group of customers Broad geographic diversification provides exposure to wide variety of markets and demand generators Well positioned to benefit from increased business transient demand Not dependent on large group business Data-driven asset management team and industry-leading operators maximize property-level performance Strong rate growth and operational efficiencies create potential for margin expansion Well-maintained, institutional-quality portfolio with substantial long-term value Scale ownership of rooms-focused hotels minimizes G&A load per key and provides fixed cost efficiencies Limited near-term portfolio impact from new supply BALANCE SHEET POISED FOR FUTURE GROWTH Positive corporate cash flow preserves strength of balance sheet and equity value and bolsters liquidity Conservative capital structure with staggered maturities lowers capital costs Exiting the Extended Covenant Waiver Period provides enhanced flexibility for strategic capital allocation and lowers financing costs Poised to be acquisitive and optimize portfolio through opportunistic transactions EMBASSY SUITES, ANCHORAGE, AK

6 QUARTERLY PERFORMANCE HOME2 SUITES, ORLANDO, FL ($ in thousands except statistical data) Strongest Quarterly Performance Since Onset of Pandemic Note: See explanation and reconciliation of Adjusted Hotel EBITDA to net income (loss) included in subsequent pages.

MFFO/AFFO Per Share Since Onset of Pandemic(1) Q3 2021 MFFO/AFFO Per Share (2) Upper Upscale/Full-Service MFFO OUTPERFORMANCE 7 MFFO outperformance preserves balance sheet and equity value HAMPTON INN & SUITES, PHOENIX, AZ Source: Company filings. Assumptions may vary by company. MFFO/AFFO per share since onset of pandemic calculated as full year 2020 MFFO/AFFO per share less MFFO/AFFO per share for the three months ended March 31, 2020 plus MFFO/AFFO per share for the nine months ended September 30, 2021. Explanations of and reconciliations to net income (loss) determined in accordance with generally accepted accounting principles (“GAAP”) of the Company’s non-GAAP financial measures, including Modified Funds from Operations (“MFFO”), are included in the following pages. Upscale/Rooms-Focused Upscale & Upper Upscale Combined (2)

PORTFOLIO POSITIONED FOR OUTPERFORMANCE

APPLE HOSPITALITY REIT



COURTYARD, FORT WORTH, TX



HILTON GARDEN INN, SILVER SPRING, MD



COURTYARD, COLLEGEVILLE, PA

Rooms-Focused Portfolio with Significant Extended Stay and Suite Product

Brand Type[1]	% of APLE Portfolio
Extended Stay	32%
Suite Product	22%
Other Select Service	44%
Full Service	2%

Portfolio Diversified Across Location Types

Location Type by Number of Guest Rooms


Suburban 55%
Urban 25%
Airport 8%
Interstate 2%
Resort 6%
Small Metro 4%

Not Dependent on Large Group Business

Rooms Sold Segmentation


Transient
85%
87%
86%
Group
15%
13%
14%
YTD 9/30/2021
2020
2019

Top 10 Markets by Q3 Comparable Hotels Adjusted Hotel EBITDA Contribution

	# of Hotels	% of Adjusted Hotel EBITDA
Portland, ME	3	6.3%
San Diego, CA	7	6.0%
Los Angeles, CA	8	5.7%
Norfolk/Virginia Beach, VA	4	5.0%
Orange County, CA	6	4.2%
Alaska	2	3.2%
Nashville, TN	5	3.1%
North Carolina East	4	3.1%
Seattle, WA	3	3.1%
Florida Panhandle	5	2.4%

Note: Hotel portfolio statistics as of November 4, 2021. Location and market categorization based on STR designation.

(1) Brand Type based on number of guest rooms. Extended Stay includes Residence Inn by Marriott, TownePlace Suites by Marriott, Home2 Suites by Hilton, Homewood Suites by Hilton and Hyatt House. Suite Product includes Fairfield Inn & Suites by Marriott, SpringHill Suites by Marriott, Embassy Suites by Hilton and Hampton Inn & Suites by Hilton. Other Select Service includes AC Hotels by Marriott, Aloft Hotels, Hampton Inn by Hilton, Hilton Garden Inn, Courtyard by Marriott, Fairfield Inn by Marriott, Hyatt Place and independent boutique hotels. Full Service includes Marriott.

8

Achieved corporate-level breakeven at approximately $50 RevPAR 9 OPERATING TRENDS Note: Corporate-level breakeven RevPAR is before capital expenditures and will fluctuate based on operational costs and the mix of occupancy and rate. HAMPTON INN & SUITES, PHOENIX, AZ

Occupancy 10 HOMEWOOD SUITES, DENTON, TX HILTON GARDEN INN, RONKONKOMA, NY Source: Weekly data provided by STR for hotels owned by the Company for the periods noted and may differ from actual results achieved. Week ended Recent occupancy trends highlight strength of demand OCCUPANCY APPROACHING 2019 LEVELS HOMEWOOD SUITES, SAN JOSE, CA

11 FAIRFIELD INN & SUITES, CHANDLER, AZ Source: Data provided by STR for hotels owned by the Company for the periods noted, including all rooms available for consolidated hotels, and may differ from actual results achieved. Weekday occupancy includes Sunday through Thursday nights and weekend occupancy includes Friday and Saturday nights. Occupancy Leisure travel continues to lead recovery Weekday occupancy shows strength of business demand WEEKDAY VS. WEEKEND OCCUPANCY Week ended

% OF HOTELS BY OCCUPANCY TIER 12 Week ended Source: Weekly data provided by STR for hotels owned by the Company for the periods noted and may differ from actual results achieved. Consolidated hotels included in 0% - 15% occupancy tier. HOMEWOOD SUITES, NEW ORLEANS, LA (1) HAMPTON INN, SAN DIEGO, CA HILTON GARDEN INN, DENVER, CO

ACHIEVED COST SAVINGS 13 HOMEWOOD SUITES, CAPE CANAVERAL, FL Reductions in Total Hotel Expense and Total Revenue(1) Demonstrated ability to adjust operating model and manage costs to maximize performance Reductions for each quarter as compared to the same quarter of 2019. Total hotel expense includes total hotel operating expense plus property taxes, insurance and other expense. For each quarter, the expense reduction ratio measures the decline in total hotel expense as compared to the same period of 2019 divided by the decline in total revenue as compared to the same period of 2019. Enhanced operational efficiencies Renegotiated vendor contracts Reduced amenities and services Benchmarked and optimized operating model at various occupancy levels Key Areas of Focus

OPPORTUNITY FOR LONG-TERM COST SAVINGS 14 HOMEWOOD SUITES, CAPE CANAVERAL, FL Represents targeted reduction in year-over-year total hotel expense for every 1% decline in year-over-year total revenue and assumes as revenue recovers, service and amenity offerings will evolve from the extreme reductions realized in 2020. Total hotel expense includes total hotel operating expense plus property taxes, insurance and other expense. The 2021 expense reduction ratio target measures the decline in total hotel expense in 2021 as compared to 2019 divided by the decline in total revenue in 2021 as compared to 2019.

PROVEN INVESTMENT STRATEGY 15

WHY BRANDED SELECT-SERVICE HOTELS? 16 Total revenue primarily derived from rooms sold Ability to cross-utilize associates to maximize efficiencies High margins and low breakeven occupancy Fewer outlets to manage Less public space to sanitize and maintain Low dependence on large group business Efficient Operating Model Broad Consumer Appeal Maximize Shareholder Value High-quality hotels with strong value proposition for guests Product attractive to business and leisure travelers Award-winning service, innovative design and modern amenities Strong reservation systems and loyalty programs Global distribution creates strong consumer awareness Ability to optimize mix of business to drive RevPAR and EBITDA Lower volatility across economic cycles High margins drive overall profitability Lower long-term capital needs Institutional brands foster strong resale market, financing flexibility and investor confidence SPRINGHILL SUITES, BURBANK, CA HOME2 SUITES, HUNTSVILLE, AL HAMPTON INN & SUITES, MEMPHIS, TN

Rooms-focused hotels with industry-leading brands have broad consumer appeal BROAD CONSUMER APPEAL Note: Hotel portfolio statistics as of November 4, 2021. 17 Broad mix of demand generators, including: Independent with limited dependence on large group business

INDUSTRY-LEADING ASSET MANAGEMENT 18 Analytical, data-driven asset management to maximize property-level performance Scale to negotiate attractive national contracts Strategic revenue management to optimize mix of business and maximize bottom-line performance Strong regional and national third-party operators with readily terminable contracts and flexibility to align performance goals SPRINGHILL SUITES, BURBANK, CA Strategic Asset Management Approach Best-in-Class Operators 100% of Apple Hospitality’s portfolio operated by third-party property managers 94% of hotels independent of brand management 16 operating companies provide a platform for comparative analytics and shared best practices 23% of operators’ portfolios represented by Apple Hospitality on average, excluding brands Note: Management company information as of September 30, 2021. Apple Hospitality hotel portfolio statistics as of November 4, 2021.

BROAD GEOGRAPHIC DIVERSIFICATION 19 Broad geographic diversification provides exposure to wide variety of demand generators Markets benefit from a mix of business and leisure demand Portfolio benefits from both large corporate negotiated and small and midmarket local negotiated business demand Low dependence on inbound international travel Unparalleled exposure to business-friendly markets leading the recovery and benefitting from population shifts Diversified Across 85 Markets Note: Hotel locations as of November 4, 2021. Market categorization based on STR designation.

20 HOMEWOOD SUITES, CAPE CANAVERAL, FL Opportunistic Dispositions Strategic Growth Our objective is to maximize long-term shareholder value through opportunistic dispositions and accretive acquisitions that improve the overall age, diversification and growth trajectory of our portfolio EFFECTIVE PORTFOLIO MANAGEMENT & STRATEGIC GROWTH Reduce exposure to lower growth markets Dispose of hotels where strong operating efficiencies are harder to obtain Optimize capital reinvestment program through dispositions that effectively manage near- and long-term CapEx needs based on return on investment Invest in hotels and markets with greater growth potential Acquire young assets in strong RevPAR markets with attractive cost structures that further enhance operating margins and long-term return on investment Grow portfolio when conditions are right Accretive Acquisitions Earnings growth through portfolio optimization enhances long-term shareholder returns

Note: As of September 30, 2021. Based on buyers’ anticipated near-term capital reinvestment estimates. Average Effective Age represents years since hotels were built or last renovated. Complete list of hotels sold included in appendix. 21 Value is created through the strategic and timely disposition of assets and the redeployment of proceeds into newer, higher-returning assets Total Estimated Near-Term CapEx $75 Million(1) OPPORTUNISTIC DISPOSITIONS 26 Hotels sold in 2020 and 2021 YTD for combined total sales price of $290 million(3)

22 Purchased in April 2020, following completion of construction(1) 116-room Hampton Inn & Suites® and 108-room Home2 Suites® Total price: $46.7 million or approximately $208,000 per key Forward commitment with trusted developer Primary demand generators: Aerospace and Defense Government University Shipping Cruise Port Leisure HAMPTON INN & SUITES AND HOME2 SUITES CAPE CANAVERAL CRUISE PORT Contract entered into prior to 2020. ACCRETIVE ACQUISITIONS

23 Purchased in August 2020, following completion of construction(1) 105-room Hyatt House® and 154-room Hyatt Place® Total price: $64.6 million or approximately $249,000 per key Forward commitment with trusted developer Primary demand generators: Arizona State University Novus Innovation Corridor Technology Construction Business Services HYATT HOUSE & HYATT PLACE TEMPE/PHOENIX/UNIVERSITY Contract entered into prior to 2020. ACCRETIVE ACQUISITIONS

24 Purchased in February 2021, following completion of construction(1) 176 rooms Total price: $49.6 million or approximately $282,000 per key Forward commitment with trusted developer Primary demand generators: University of Wisconsin Government Insurance Biotech Manufacturing Telecommunications Technology Leisure HILTON GARDEN INN MADISON DOWNTOWN Contract entered into prior to 2020. ACCRETIVE ACQUISITIONS

25 Purchased in August 2021; hotel opened in July 2018 178 rooms Total price: $66.8 million or approximately $375,000 per key Primary demand generators: Leisure Government Professional and Business Services Manufacturing Trade Health Care AC HOTEL PORTLAND DOWNTOWN/WATERFRONT, ME ACCRETIVE ACQUISITIONS

Purchased in September 2021; hotel opened in December 2018 130 rooms Total price: $30.0 million or approximately $231,000 per key Primary demand generators: Leisure Distribution and Logistics Manufacturing Technology New Ventures and Startups Health Care 26 HYATT PLACE GREENVILLE DOWNTOWN, SC ACCRETIVE ACQUISITIONS

27 Purchased in September 2021 following completion of construction 157 rooms Total price: $51.2 million or approximately $326,000 per key Primary demand generators: Leisure Government Professional and Business Services Manufacturing Trade Health Care ALOFT PORTLAND, ME ACCRETIVE ACQUISITIONS

Purchased in October 2021; opened January 2019 150 rooms Total price: $38.0 million or approximately $253,000 per key Primary demand generators: Leisure Agriculture Manufacturing Government Technology Professional and Business Services Health Care 28 HILTON GARDEN INN MEMPHIS DOWNTOWN ACCRETIVE ACQUISITIONS

29 HILTON GARDEN INN FORT WORTH MEDICAL CENTER(1) ACQUISITIONS UNDER CONTRACT There are a number of conditions to closing that have not yet been satisfied and there can be no assurance that a closing on this hotel will occur under the outstanding purchase agreement. Anticipate closing in Q4 2021; opened April 2012 157 rooms Total price: $29.5 million or approximately $188,000 per key Primary demand generators: Health Care Texas Christian University Leisure Will Rogers Memorial Center Defense/Aerospace Manufacturing Professional and Business Services

30 HOMEWOOD SUITES FORT WORTH MEDICAL CENTER(1) ACQUISITIONS UNDER CONTRACT There are a number of conditions to closing that have not yet been satisfied and there can be no assurance that a closing on this hotel will occur under the outstanding purchase agreement. Anticipate closing in Q4 2021; opened June 2013 112 rooms Total price: $21.5 million or approximately $192,000 per key Primary demand generators: Health Care Texas Christian University Leisure Will Rogers Memorial Center Defense/Aerospace Manufacturing Professional and Business Services

31 HAMPTON INN & SUITES PORTLAND-PEARL DISTRICT, OR(1) ACQUISITIONS UNDER CONTRACT There are a number of conditions to closing that have not yet been satisfied and there can be no assurance that a closing on this hotel will occur under the outstanding purchase agreement. Anticipate closing in Q4 2021; opened September 2017 243 rooms Total price: $75.0 million or approximately $309,000 per key Primary demand generators: Leisure Technology Manufacturing Consumer Goods Banking Trade Professional and Business Services Health Care Education

32 Hotel to be constructed with anticipated completion of construction late 2023 260 rooms(2) Anticipated gross purchase price: $78.6 million or approximately $302,000 per key Forward commitment with trusted developer Primary demand generators: University of Wisconsin Government Insurance Biotech Manufacturing Telecommunications Technology Leisure EMBASSY SUITES MADISON, WI(1) There are a number of conditions to closing that have not yet been satisfied and there can be no assurance that a closing on this hotel will occur under the outstanding purchase agreement. Hotel is to be constructed. Number of rooms represents number of rooms expected upon completion. ACQUISITIONS UNDER CONTRACT rendering

Apple REIT Companies Transaction History 1999 – November 4, 2021 443 TOTAL HOTELS ACQUIRED 227 TOTAL HOTELS SOLD 216 CURRENT PORTFOLIO 4 REITS SOLD IN 3 TRANSACTIONS 4 REITS MERGED TO FORM CURRENT APLE OVER 20-YEAR TRACK RECORD OF HOTEL TRANSACTIONS 33 Note: Hotel transactions by the various Apple REIT Companies since the first hospitality REIT in 1999. In 2014, Apple REIT Seven, Inc. and Apple REIT Eight, Inc. merged into Apple REIT Nine, Inc. and the company was renamed Apple Hospitality REIT, Inc. In 2016, Apple REIT Ten, Inc. merged into Apple Hospitality REIT, Inc. COURTYARD, KIRKLAND, WA Having purchased as many as 74 hotels in a single year through individual hotel and small portfolio transactions, Apple has the experience to meaningfully grow the portfolio

WELL-MAINTAINED PORTFOLIO 34 HOMEWOOD SUITES, MT. LAUREL, NJ COURTYARD, CHARLOTTESVILLE, VA HILTON GARDEN INN, DOTHAN, AL The Tripadvisor® rating is based on lifetime scores for the Apple Hospitality portfolio of hotels through September 30, 2021. Average Effective Age represents years since hotels were built or last renovated. Average actual age of hotels is 14 years. Statistics based on all Upscale and Upper Midscale hotels owned by the Company, Apple REIT Seven, Inc., Apple REIT Eight, Inc., or Apple REIT Ten, Inc. for the period owned. Statistics based on the period 2011 – 2020. 4.3 out of 5.00 weighted average Tripadvisor® rating(1) 5 Years Quality portfolio with average effective age of 5 years.(2) 93% of APLE’s hotels were built or renovated in last 8 years. Consistent reinvestment enhances long-term value and leads to traveler satisfaction outperformance

Debt Composition(1) STRONG BALANCE SHEET & LIQUIDITY POSITION Based on balances and hotels owned as of September 30, 2021, excluding unamortized fair value adjustment of assumed debt and unamortized debt issuance costs. Excludes yearly amortization. Includes the $56 million one-year note payable to the seller for the purchase of the fee interest in the land at the Company’s Residence Inn in Seattle, Washington, which was previously held under a finance ground lease. Maturity date of July 2022 may be extended up to one year if certain criteria are met at the time of extension. No outstanding balance on the Company’s Revolver as of September 30, 2021. Interest rate includes effect of interest rate swaps and LIBOR rate in effect at September 30, 2021, and represents post waiver period reduction in financing costs, effective July 29, 2021. Debt Maturity Schedule (1) ($ in millions) UNENCUMBERED PORTFOLIO 187 Hotels 23,787 Keys Hotels: 4 Keys: 649 Rate: 4.4% Term loan Rate: 3.7%(4) Hotels: 9 Keys: 1,357 Land(2) Rate 4.6% Revolver(3) Rate: 1.6%(4) Hotels: 4 Keys: 474 Rate: 4.0% Term loan Rate: 2.8%(4) Hotels: 1 Keys: 166 Rate: 4.4% Term loan Rate: 2.7%(4) Low debt and staggered maturities facilitate agile balance sheet strategy 35 and after Total Liquidity (1) ($ in millions) Total Available Revolver Capacity Cash and Cash Equivalents on Hand Total Liquidity Term Loan Property Debt Hotels: 10 Keys: 1,652 Rate: 3.8% Term loan Rate: 3.6%(4) Revolver(3)

36 Exited Extended Covenant Waiver Period Note: See further information on the Company’s indebtedness and amendments to its unsecured credit facilities in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, and related public filings. Following the Extended Covenant Waiver Period, the calculation of the existing financial covenants for the first four quarters tested will continue to be annualized to the extent the period from the first day of the fiscal quarter during which the covenant testing resumes through the most recently ended fiscal quarter is not at least four fiscal quarters from the end of the Extended Covenant Waiver Period. The Company’s operational outperformance and strong balance sheet allowed early exit of the Extended Covenant Waiver Period in July 2021, providing greater flexibility for strategic allocation of capital HILTON GARDEN INN, SACRAMENTO, CA

AMENDMENTS TO UNSECURED CREDIT FACILITIES 37 Note: See further information on the Company’s indebtedness and amendments to its unsecured credit facilities in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, and related public filings. Less restrictive covenant terms following the waiver period Following the Extended Covenant Waiver Period, covenants measured on an annualized basis. Annualization will build each subsequent quarter until calculation is based on a trailing four quarter period.

ESG INITIATIVES RESIDENCE INN, SAN JUAN CAPISTRANO, CA

SUSTAINABILITY INITIATIVES Apple Hospitality is committed to enhancing and incorporating sustainability opportunities into our investment and asset management strategies, with a focus on minimizing our environmental impact through reductions in energy and water consumption and through improvements in waste management. Energy Management Systems LED Lighting Smart Irrigation Systems Energy & Water Conservation Guidelines The Company has in place an Environmental Policy and a Vendor Code of Conduct. A formal energy management program was established in 2018 to ensure that energy, water and waste management are a priority not only within the Company, but also with our management companies and brands.  Statistics are based on the Company’s rooms-focused hotels owned as of December 31, 2020. Includes average of total kWh per square foot as reported for 2019 by DRH, HST, PK, PEB, SHO and XHR. Full-Service Hotels and Limited-Service Hotels based on 2019 data from U.S. Hotels HOST Almanac published by STR Analytics in 2020. APLE data based on 2019 actual results for all hotels owned in 2019. The Company’s average 2020 total utility cost of $6.65 per occupied room represents a 39% increase from 2019. The COVID-19 pandemic significantly impacted occupancy levels beginning in March 2020, and as a result, total utility costs for the Company decreased on an absolute basis in 2020 as compared to 2019. The cost structure and efficient nature of the Company’s primarily rooms-focused hotels allows them to operate cost effectively even at very low occupancy levels, and the Company worked to keep its hotels open despite low occupancy levels. The Company utilized energy management systems to minimize utility usage on unused floors, however, minimum utility usage is required for the protection of the Company’s assets and utility costs per occupied room increased due to the drop in occupancy driven by the COVID-19 pandemic. In general, energy, water and waste metrics were materially impacted by declines in occupancy in 2020. Average Upscale and Upper-Midscale Class. 39 RESIDENCE INN, TUSTIN, CA

SOCIAL RESPONSIBILITY Apple Hospitality REIT has always been firmly committed to strengthening communities through charitable giving, by volunteering our time and talents, and by participating in the many philanthropic programs important to our employees and leaders within our industry, including our brands, the American Hotel & Lodging Association (AHLA) and our third-party management companies. We are dedicated to making a positive impact throughout our Company, the hotel industry, our local communities and the many communities our hotels serve. Local Community Outreach Management Companies Brand Initiatives Industry Involvement The Company has in place a Health, Safety and Well-Being Policy, a Human Rights Policy and a Vendor Code of Conduct. Apple Hospitality is committed to diversity, equity and inclusion and our CEO has taken the CEO Action for Diversity & Inclusion™ pledge. 40 SPRINGHILL SUITES, ALEXANDRIA, VA

GOVERNANCE Alignment with the best interests of our shareholders is at the forefront of our values. 41 HILTON GARDEN INN, BIRMINGHAM, AL

APPENDIX COURTYARD, SANTA ANA, CA

43 YEAR-OVER-YEAR PERFORMANCE HAMPTON INN & SUITES, MEMPHIS, TN ($ in thousands except statistical data) Q3 2021 Performance at a Glance Note: See explanation and reconciliation of Adjusted Hotel EBITDA to net income (loss) included in subsequent pages.

44 RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre, ADJUSTED EBITDAre AND ADJUSTED HOTEL EBITDA THE FOLLOWING TABLE RECONCILES THE COMPANY’S GAAP NET INCOME (LOSS) TO EBITDA, EBITDAre, ADJUSTED EBITDAre AND ADJUSTED HOTEL EBITDA ON A QUARTERLY BASIS FROM MARCH 31, 2019 THROUGH SEPTEMBER 30, 2021 (Unaudited) (in thousands) Note: The Consolidated Statements of Operations and Comprehensive Income (Loss) and corresponding footnotes can be found in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, and Annual Report on Form 10-K for the year ended December 31, 2020.

45 RECONCILIATION OF NET INCOME (LOSS) TO FFO AND MFFO THE FOLLOWING TABLE RECONCILES THE COMPANY’S GAAP NET INCOME (LOSS) TO FFO and MFFO ON A QUARTERLY BASIS FROM March 31, 2020 THROUGH SEPTEMBER 30, 2021 (Unaudited) (in thousands, except per share amounts) Note: The Consolidated Statements of Operations and Comprehensive Income (Loss) and corresponding footnotes can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2021.

46 DISPOSITIONS 2020 AND 2021 YTD 20-hotel portfolio sale Note: As of November 4, 2021.

47 ACQUISITIONS 2020 AND 2021 YTD AND HOTELS UNDER CONTRACT These two hotels comprise a dual-branded property at one location. Contract entered into prior to 2020. There are a number of conditions to closing that have not yet been satisfied and there can be no assurance that closings on these hotels will occur under the outstanding purchase agreements. Number of rooms represents number of rooms expected upon completion.

DEFINITIONS 48 HYATT PLACE, JACKSONVILLE, FL Non-GAAP Financial Measures The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its operating performance: Funds from Operations (“FFO”); Modified FFO (“MFFO”); Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”); Earnings Before Interest, Income Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”); Adjusted EBITDAre; and Adjusted Hotel EBITDA. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss), cash flow from operations or any other operating GAAP measure. FFO, MFFO, EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted Hotel EBITDA are not necessarily indicative of funds available to fund the Company’s cash needs, including its ability to make cash distributions. Although FFO, MFFO, EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted Hotel EBITDA, as calculated by the Company, may not be comparable to FFO, MFFO, EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted Hotel EBITDA, as reported by other companies that do not define such terms exactly as the Company defines such terms, the Company believes these supplemental measures are useful to investors when comparing the Company’s results between periods and with other REITs. EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted Hotel EBITDA EBITDA is a commonly used measure of performance in many industries and is defined as net income (loss) excluding interest, income taxes, depreciation and amortization. The Company believes EBITDA is useful to investors because it helps the Company and its investors evaluate the ongoing operating performance of the Company by removing the impact of its capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization). In addition, certain covenants included in the agreements governing the Company’s indebtedness use EBITDA, as defined in the specific credit agreement, as a measure of financial compliance. In addition to EBITDA, the Company also calculates and presents EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), which defines EBITDAre as EBITDA, excluding gains and losses from the sale of certain real estate assets (including gains and losses from change in control), plus real estate related impairments, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates. The Company presents EBITDAre because it believes that it provides further useful information to investors in comparing its operating performance between periods and between REITs that report EBITDAre using the Nareit definition. The Company also considers the exclusion of non-cash straight-line operating ground lease expense from EBITDAre useful, as this expense does not reflect the underlying performance of the related hotels (Adjusted EBITDAre). The Company further excludes actual corporate-level general and administrative expense for the Company from Adjusted EBITDAre (Adjusted Hotel EBITDA) to isolate property-level operational performance over which the Company’s hotel operators have direct control. The Company believes Adjusted Hotel EBITDA provides useful supplemental information to investors regarding operating performance and is used by management to measure the performance of the Company’s hotels and effectiveness of the operators of the hotels.

DEFINITIONS CONTINUED 49 RESIDENCE INN, BURBANK, CA FFO and MFFO The Company calculates and presents FFO in accordance with standards established by Nareit, which defines FFO as net income (loss) (computed in accordance with generally accepted accounting principles (“GAAP”)), excluding gains and losses from the sale of certain real estate assets (including gains and losses from change in control), extraordinary items as defined by GAAP, and the cumulative effect of changes in accounting principles, plus real estate related depreciation, amortization and impairments, and adjustments for unconsolidated affiliates. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company’s operations. The Company further believes that by excluding the effects of these items, FFO is useful to investors in comparing its operating performance between periods and between REITs that report FFO using the Nareit definition. FFO as presented by the Company is applicable only to its common shareholders, but does not represent an amount that accrues directly to common shareholders. The Company calculates MFFO by further adjusting FFO for the exclusion of amortization of finance ground lease assets, amortization of favorable and unfavorable operating leases, net and non-cash straight-line operating ground lease expense, as these expenses do not reflect the underlying performance of the related hotels. The Company presents MFFO when evaluating its performance because it believes that it provides further useful supplemental information to investors regarding its ongoing operating performance. COMPARABLE HOTELS Comparable Hotels is defined as the 215 hotels owned by the Company as of September 30, 2021. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. SAME STORE HOTELS Same Store Hotels is defined as the 207 hotels owned by the Company as of January 1, 2020 and during the entirety of the periods being compared. This information has not been audited.

TRADEMARK INFORMATION “AC Hotels by Marriott®,” “Aloft Hotels®,” “Courtyard by Marriott®,” “Fairfield by Marriott®,” “Fairfield Inn by Marriott®,” “Fairfield Inn & Suites by Marriott®,” “Marriott® Hotels,” “Residence Inn by Marriott®,” “SpringHill Suites by Marriott®,” and “TownePlace Suites by Marriott®” are each a registered trademark of Marriott International, Inc. or one of its affiliates. All references to “Marriott®” mean Marriott International, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Marriott®’s relationship with Apple Hospitality REIT, Inc., or otherwise. Marriott® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in any Apple Hospitality REIT offering and received no proceeds from any offering. Marriott® has not expressed any approval or disapproval regarding this presentation, and the grant by Marriott® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Marriott® has not assumed and shall not have any liability in connection with this presentation.   “Embassy Suites by Hilton®,” “Hampton by Hilton®,” “Hampton Inn by Hilton®,” “Hampton Inn & Suites by Hilton®,” “Hilton Garden Inn®,” “Home2 Suites by Hilton®,” and “Homewood Suites by Hilton®” are each a registered trademark of Hilton Worldwide Holdings Inc. or one of its affiliates. All references to “Hilton®” mean Hilton Worldwide Holdings Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Hilton®’s relationship with Apple Hospitality REIT, Inc., or otherwise. Hilton® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in any Apple Hospitality REIT offering and received no proceeds from any offering. Hilton® has not expressed any approval or disapproval regarding this presentation, and the grant by Hilton® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hilton® has not assumed and shall not have any liability in connection with this presentation. “Hyatt Place®” and “Hyatt House®” are each a registered trademark of Hyatt Hotels Corporation or one of its affiliates. All references to “Hyatt®” mean Hyatt Hotels Corporation and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hyatt® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Hyatt®’s relationship with Apple Hospitality REIT, Inc., or otherwise. Hyatt® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in any Apple Hospitality REIT offering and received no proceeds from any offering. Hyatt® has not expressed any approval or disapproval regarding this presentation, and the grant by Hyatt® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hyatt® has not assumed and shall not have any liability in connection with this presentation. 50 HOMEWOOD SUITES, OMAHA, NE

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